Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Quarterly Max Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated December 10, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On December 19, 2025, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of December 22, 2025. The new Target Outcome Period will end on March 20, 2026. While the actual caps and buffers will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges and buffer ranges for the Fund for the Target Outcome Period beginning on December 22, 2025. A supplement to the Fund’s prospectus will be filed on December 22, 2025 that will include the actual cap and buffer for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges and buffer ranges set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Anticipated buffer range (before fees and expenses)	Anticipated buffer range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly Max Buffer ETF (SQMX)	3.00% - 5.80%	2.79% - 5.59%	8.80% - 14.80%	8.59% - 14.59%

Please Keep this Supplement with your Fund Prospectus for Future Reference